Exhibit 99.1

Consent of Director Designee

First Trade Union Bancorp Inc., a Delaware corporation, has filed a Registration Statement on Form S-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of its common stock. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to be named as a designee to the board of directors of First Trade Union Bancorp Inc. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

Dated: August 20, 2014

/s/ Christopher Flynn
Christopher Flynn

Consent of Director Designee

First Trade Union Bancorp Inc., a Delaware corporation, has filed a Registration Statement on Form S-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of its common stock. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to be named as a designee to the board of directors of First Trade Union Bancorp Inc. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

Dated: August 11, 2014

/s/ Bradford Kopp
Bradford Kopp

Consent of Director Designee

First Trade Union Bancorp Inc., a Delaware corporation, has filed a Registration Statement on Form S-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of its common stock. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to be named as a designee to the board of directors of First Trade Union Bancorp Inc. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

Dated: August 11, 2014

/s/ Robert Kozik
Robert Kozik

Consent of Director Designee

First Trade Union Bancorp Inc., a Delaware corporation, has filed a Registration Statement on Form S-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of its common stock. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to be named as a designee to the board of directors of First Trade Union Bancorp Inc. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

Dated: September 4, 2014

/s/ Alicia Lopez
Alicia Lopez

Consent of Director Designee

First Trade Union Bancorp Inc., a Delaware corporation, has filed a Registration Statement on Form S-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of its common stock. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to be named as a designee to the board of directors of First Trade Union Bancorp Inc. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

Dated: August 10, 2014

/s/ Robert McCambridge
Robert McCambridge

Consent of Director Designee

First Trade Union Bancorp Inc., a Delaware corporation, has filed a Registration Statement on Form S-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of its common stock. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to be named as a designee to the board of directors of First Trade Union Bancorp Inc. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

Dated: August 11, 2014

/s/ Robert Sullivan
Robert Sullivan